UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2021 (February 11, 2021)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc. (exact name of registrant)	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 11, 2021, Ajay Banga, Jacqueline K. Barton and James A. Bell notified the Board of Directors (the “Board”) of Dow Inc. (“Dow”) that they will retire from the Board effective April 15, 2021 after completing the current term.

Item 8.01	Other

On February 11, 2021, Dow announced the nomination of Debra L. Dial, Senior Vice President and Controller, AT&T Inc., and Luis A. Moreno, former President, Inter-American Development Bank, each to stand for election as a Director at Dow’s Annual Meeting of Stockholders to be held on April 15, 2021 (the “2021 Meeting”).

The Board determined that each of Ms. Dial and Mr. Moreno is independent in accordance with the standards of independence of the New York Stock Exchange, U.S. Securities and Exchange Commission (“SEC”) rules and as described in Dow’s Corporate Governance Guidelines. Ms. Dial and Mr. Moreno were not selected as a Director nominee pursuant to any arrangement or understanding between Ms. Dial, Mr. Moreno and any other persons. There are no transactions in which Ms. Dial or Mr. Moreno have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Subject to their election, Ms. Dial and Mr. Moreno will participate in compensation arrangements for non-employee Directors as described under the heading “Director Compensation” in Dow’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on February 28, 2020.

The Board will announce its committee assignments following the 2021 Meeting.

A copy of the press release announcing these actions is attached hereto as Exhibit 99.1, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dow Inc. dated February 11, 2021

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: February 11, 2021

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary

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